UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2026

SLB N.V. (SLB LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas , U.S.A . 77056 (Addresses)

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2026, the Board of Directors (the “Board”) of SLB Limited (“SLB” or the “Company”) elected Ms. Jing Ulrich to serve as a member of the Board, effective immediately. Ms. Ulrich will also serve on the Board’s Audit Committee and Finance Committee. There are no transactions with Ms. Ulrich that would be reportable under Item 404(a) of Regulation S-K.

Ms. Ulrich brings extensive investment banking and capital-markets experience, as well as deep knowledge of global financial markets. She served as Vice Chairman of Investment Banking at JPMorgan Chase & Co., a multinational financial-services firm, from 2021 to July 1, 2026. Previously, she held a series of senior leadership positions at JPMorgan Chase & Co., including Vice Chairman of Global Banking and Asia Pacific, from 2005 to 2021. Earlier in her career, Ms. Ulrich served as a Managing Director at Deutsche Bank AG, a multinational financial-services firm, from 2003 to 2005, and as a Managing Director at CLSA, a capital-markets and investment group, from 1996 to 2003. Ms. Ulrich has served on the Supervisory Board of adidas AG, a global athletic-footwear, apparel and sports-lifestyle company, since 2019. She has served on the Board of Directors of Swarovski International Holding, a global luxury crystal, jewelry and design company, since 2025, and on the Board of Directors of The Wella Company, a global beauty company, since April 2026. Ms. Ulrich previously served on the Boards of Directors of GSK plc and Ermenegildo Zegna. She holds a Bachelor of Arts degree from Harvard University and a Master of Arts degree from Stanford University.

Ms. Ulrich will serve as a director until the next annual general meeting of SLB’s shareholders, at which meeting she will be subject to re-election. In addition, Ms. Ulrich will be compensated under the Company’s current director compensation program, prorated based on date of appointment, and she is expected to enter into the Company’s standard director indemnity agreement previously filed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLB LIMITED

/s/ Dianne B. Ralston
Dianne B. Ralston
Chief Legal Officer and Secretary

Date: October 6, 2026